Exhibit 99.1

Exhibit 99.1

Investor Presentation

Third Quarter 2013 Results

NASDAQ: CUNB

Forward-Looking Statements

This presentation contains certain forward-looking information about CU Bancorp and its wholly-owned subsidiary, California United

Bank, (collectively the “Company”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There are a number of important factors that could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include but are not limited to lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for loan losses and a reduction in net earnings; increased competitive pressure among depository institutions; a change in the interest rate environment which could reduce interest margins; asset/liability repricing risks and liquidity risks; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral security for the Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war; legislative, accounting or regulatory requirements or changes adversely affecting the Company’s business; and changes in the securities markets. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the Company’s results could differ materially from those expressed in, implied or projected by such forward-looking statements. The Company assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, read the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by the Company with the SEC. The documents filed with the SEC may be obtained on the Investor Relations page of the Company’s website at www.cunb.com. These documents may also be obtained free of charge from CU Bancorp by directing a request to CU Bancorp, 15821 Ventura Boulevard, Suite 100, Encino, California 91436, Attention: Investor Relations. Telephone 818 257-7700.

Corporate Overview

California United Bank (CUB) is a premier community-based commercial bank serving the Metropolitan Los Angeles,

Orange County and Ventura County markets

Established by local business owners and entrepreneurs in 2005 Eight full-service offices in Los Angeles, San Fernando Valley, Conejo Valley, Santa Clarita Valley, Simi Valley, South Bay, and Orange County (Anaheim and Irvine/Newport Beach) Serving businesses, non-profit organizations, entrepreneurs and professionals Total assets of $1.35 billion California United Bank grew total assets at a 43% CAGR and total deposits at a 51% CAGR since inception in 2005 through December 31, 2012

Investment Highlights

Emerging business banking franchise reaching an inflection point in profitability

Attractive low-cost core deposit base

Non-interest bearing deposits comprise 52% of total deposits at 9/30/13 Cost of deposits was 13 bps in Q3 2013

Demonstrated ability to grow both organically and through acquisitions

Experienced management team with an established track record of delivering results July 2012 acquisition of Premier Commercial Bancorp (PCB) generating increase in earnings power Growing awareness in local markets and the investment community

Surpassed $1 billion in total assets in July 2012

Transferred listing to Nasdaq Capital Market in October 2012 Added to Russell Indexes in June 2013

Strategic Geographic Locations

California United Bank has a footprint that spans the most attractive markets in Southern California:

Encino (2005) – Headquarters Los Angeles (2006) Santa Clarita Valley (2007) South Bay (2009) – Converted to a branch in 2010 Orange County (2010) – Loan Production Office* Simi Valley (2010) – Acquired from California Oaks State Bank Thousand Oaks (2010) – Acquired from California Oaks State Bank Anaheim (2012) – Acquired from Premier Commercial Bank Irvine/Newport Beach (2012) – Acquired from Premier Commercial Bank*

Encino

CUB Branch

CUB LPO

Former COSB Branch

Former PCB Branch

*New combined location (August 2013)

CUB Market Overview

Large and Diverse Market

LA County would be 9th largest state in U.S. Orange County would be 31st largest state in U.S. Los Angeles is largest manufacturing center in U.S.

5-County area* accounts for 47% of California economy and would be 5th largest state in U.S.

Huge Demand for

Small- and Middle-Market Banking

Over 625,000 small- and middle-market businesses** in 5-County area

*5-County area consists of Los Angeles, Orange, Ventura, Riverside and San Bernardino Counties

**Small- and Middle-Market Businesses defined as businesses with between 1 and 499 employees

Sources: Los Angeles Economic Development Corporation and California Employment Development Department (as of 2012)

Small- and Middle Market Businesses*

Number of Businesses in CUB Primary Markets of LA, Orange and Ventura Counties

580,000 560,000 540,000 520,000 500,000

Net additions in 3 of past 5 years Net growth of 18,000 businesses in past 5 years

551,307 550,309

542,222

532,424 514,267 2007 2008 2009 2010 2011 2012

565,874

*Small- and Middle-Market Businesses defined as businesses with between 1 and 499 employees

Source: California EDD (as of 2012)

Why We Are Different

CUB has been engaged in the successful practice of business banking since its inception

Strong growth combined with stellar asset quality

We have the ability to do larger, more complex financings than many community banks

Formula lines of credit Asset-based lending

Executive team has extensive experience building high performing banks

Demonstrated ability to identify, acquire and successfully integrate banks

Proven ability to attract top bankers

Multiple experienced banking teams added from competitors since 2010

Local advisory boards guide the Bank in its respective business communities

Our Customers

Our customer base reflects the diversity of industries in Southern California

Majority of customers participate in the manufacturing, distribution and services industries

Typical customer has between $10 million and $60 million in annual sales (excluding SBA borrowers) Typical loan commitment ranges between $1 million and $5 million (excluding SBA loans) Majority of new customers come from larger banks Most new business generation results from warm leads provided by referral sources

Dedicated to the Community

CUB employees are involved in their local communities Strong cultural value demonstrates that supporting the community is also good business CUB supports over 75 charities throughout Southern California financially and with volunteer hours Local advisory board members help identify worthy charitable organizations to support

“Outstanding” CRA Rating

Experienced Management

Name Title Functional Banking Exp CUB Tenure

David Rainer President Chief Executive Officer 33 years 8 years

Chief Operating Officer and Chief

Anne Williams EVP 33 years 8 years

Credit Officer

Karen Schoenbaum EVP Chief Financial Officer 20 years 4 years

Anita Wolman EVP General Counsel 36 years 8 years

Executive Manager – Commercial and

Sam Kunianski EVP 29 years 7 years

Private Banking

Executive Manager – Real Estate and

William Sloan EVP 29 years 8 years

Santa Clarita Regional Manager

Executive Manager – SBA and Orange

Stephen Pihl EVP 26 years 1 year*

County Regional Manager

*Formerly EVP at Premier Commercial Bank, N.A.

A History of Success

The Management Team at California United Bank has three decades of banking experience in the Southern California Market. The same Executive Team that created success at the banks below are now in charge at California United Bank.

Wells Fargo/Security Pacific – 1980s California United Bank (1992 – 1997)

Grew to $1 billion in assets Sold to Bank of Hawaii in 1997

Santa Monica Bank

Sold to U.S. Bancorp in 2000

U.S. Bank (2001 – 2004)

California United Bank (Current)

Opened in 2005

Acquired Cal Oaks State Bank December 31, 2010 Merged with Premier Commercial Bancorp July 31, 2012 $1.35 billion in total assets at September 30, 2013

Our Growth Strategy

De novo regional offices with strong local leadership

Hire “in market” talent

Offer sophisticated products/solutions

Expertise in C&I and Commercial Real Estate lending Leverage relationship-based approach and superior service to win customers from larger banks New SBA lending expertise provided by PCB

California Oaks State Bank (12/31/10) Premier Commercial Bank (7/31/12)

Organic

Acquisitions

Merger Overview

Southern California’s

Preeminent Business Bank

Created one of Los Angeles/Orange County’s largest independent commercial banking franchises focused exclusively in the market

Partnered two of Southern California’s strongest commercial banks; strengthening the franchise for long-term earnings growth and value creation

The critical mass of a larger institution enables the bank to expand available services and penetrate additional markets

Realizing Synergies from PCB

Combined breadth of products and services increasing business development capabilities throughout footprint

PCB’s award-winning SBA lending platform is being leveraged throughout CUB’s markets Improving PCB’s deposit mix and reducing funding costs

Elimination of redundancies is providing meaningful cost savings and enhancing efficiencies Greater scale is enabling better absorption of increasing regulatory compliance costs

TBV/Share Recovery

$11.00 $10.91 $10.85 $10.78

$10.60

PCB acquired $10.50 on 7/31/12

$10.37

$10.17

$10.00

6/30/2012

9/30/2012

12/31/2012

3/31/2013

6/30/2013

9/30/2013

Shareholders of CUB Acquisitions

Well Rewarded

California Oaks State Bank – Acquisition announced August 24, 2010

From announcement through 10/29/2013, COSB shareholders rewarded with compound annual growth rate equal to 44.25% after 1,163 days

Premier Commercial Bancorp – Acquisition announced December 8, 2011

From announcement through 10/29/2013, PCBP shareholders rewarded with compound annual growth rate equal to 49.46% after 692 days

$20.00

44.25% CUNB

$18.00

CAGR 10/29/13

$16.00 $19.28

$14.00

$12.00

$10.00

$8.00

$6.00

COSB

$4.00 8/24/10

$6.00

$2.00

$0.00

$20.00

CUNB $18.00 10/29/13 $19.28 $16.00

$14.00 $12.00 $10.00

49.46% CAGR

$8.00 PCBP

12/8/11

$6.00 $9.00

$4.00

$2.00

$0.00

2013 Highlights

(Through 9/30/13)

Core earnings increases to $13.0 million from $4.4 million

+195% YoY

Solid loan growth of 6.4%

$100 million in net organic loan growth

Offset by $45 million in loan run-off from acquired portfolios

High quality deposit growth

12% growth in non-interest bearing demand deposits

Ramp-up in SBA lending

Gain on sale of SBA loans rises to $673K from $0 last year

Continued strong credit quality

NCOs of 0.08% of average loans

Note: YoY defined as nine months ended 9/30/13 vs. nine months ended 9/30/12

Increasing Core Earnings

2011 2012 2013

$5,500

$4,989

$4,500 $4,347 $3,929 $3,693

$3,500

($ Thousands) $2,500

$1,627 $1,683 $1,596

$1,500 $1,046

$1,134 $1,076 $803

$500

Q1 Q2 Q3 Q4

*Core earnings reconciliation to net income provided in Appendix

Improving Operating Leverage

Revenue Operating Expenses

$15 $14 $13 $12

($ Millions) $11

$10 $9 $8 $7 $6

2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

3Q12 operating expenses excludes $2.5 million in merger-related expenses

Impact of PCB Merger

Core Earnings*

$15,000 $13,029 $10,000

$4,444

($ Thousands) $5,000

$0

2012 2013

Efficiency Ratio

100%

90% 94% 80%

70% 68% 60% 50% 2012 2013

*Core earnings reconciliation to net income provided in Appendix

ROAA

1.00%

0.80% 0.72% 0.60% 0.38% 0.40% 0.20% 0.00% 2012 2013

ROAE

8.00% 7.17% 6.00% 4.00% 3.80% 2.00% 0.00% 2012 2013

Notes: First nine months of 2013 vs. First nine months of 2012 2012 ratios exclude $2.9 million in merger-related expense

Consistent Asset Growth

CUB Organic Acquisitions

$1,600

$1,400 $1,346 $1,250 $1,200

PCB $397* acquisition $1,000 $800

($ Millions) $800 $756 COSB $853

$118 acquisition $600 $638 $457 $379 $400 $260 $178 $200 $102 $0

2005 2006 2007 2008 2009 2010 2011 2012 3Q13

*Represents the assets acquired from Premier Commercial Bancorp on July 31, 2012

Loan Growth

$1,000

Q3 2013 Loan Growth = $25MM or 2.8% $910 $900 $800 $700

($ Millions) $600 $

$500 $400 COSB $87 acquisition $300 $334 $232 $200 $162 $263 $96 $100 $35 $0

2005 2006 2007 2008 2009 2010 2011 2012 3Q13

PCB acquisition

$421

$489

$855

$255

$600

Since opening 32 out of 34 quarters loan growth

Loan Portfolio Composition

(September 30, 2013)

1-4 Multi-Family Other Family 3% 2% 7% Construction 6% C&I

32%

Non-Owner Occupied CRE

29%

Owner-Occupied CRE

21%

Loans by Industry

(C&I and Owner-Occupied)

(September 30, 2013)

Restaurant/Food

Service Professional Svces

6% 6%

Construction Finance

6% 6% Healthcare 5% Wholesale Admin Mgmt 10% 4% Retail 4%

Other Services 3%

Manufacturing

Other 16% Transportation 4% 2% Entertainment Hotel/Lodging 1% 1% Real Estate 26%

Note: Based on NASICS codes

NPAs/Total Assets

CUB Peer Group Avg.

6.00%

5.26%

5.00%

4.44%

4.00%

3.31%

3.18% 3.27%

3.00% 2.91%

2.55% 2.62%

2.01%

2.00% 1.88%

1.42% 1.19% 1.37% 1.12% 1.05% 1.07% 1.09% 1.07% 1.06% 1.16% 0.98%

1.00%

0.00%

0.00%

2008 2009 2010 2011 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

Peer Group includes public banks or bank holding companies in California with total assets between $1.0-$2.0 billion

NCOs/Avg. Loans

CUB Peer Group Avg.

2.50%

2.00% 1.98%

2013 YTD NCOs = 0.08%

1.51%

1.50%

1.01%

1.00% 0.88% 0.90% 0.80%

0.50% 0.49%

0.27%

0.24% 0.14% 0.19% -0.04% 0.08% 0.00% 0.00%

0.00% 0.01%

2008 2009 2010 2011 2012 1Q13 2Q13 3Q13 -0.50%

Peer Group includes public banks or bank holding companies in California with total assets between $1.0-$2.0 billion

Quality Deposit Growth

CUB Organic Acquisitions

$1,400

$1,200 Q3 2013 Non-Interest Bearing Growth = $39MM $1,176 $1,078 $1,000 PCB $278 acquisition $800 $691 $800 $658 COSB $600 $113 acquisition $545 $400 $346 $246 $191 $200 $116 $60 $0 2005 2006 2007 2008 2009 2010 2011 2012 3Q13

$ Millions

Deposit Composition

(September 30, 2013)

CDs

5.8%

MM and Savings 31.4%

Non-Int. Bearing Demand 51.8%

Interest Bearing Transaction 11.0%

Transaction Accounts and Cost of Funds

70 2.00 2.0

65 64

60 63

61 62 58

1.59

1.5

(%) 50 51 1.31 54

48

46 46 46

44

Deposits 40

40 (%) Total 0.87 37 1.0

/ Funds 30

31 of

28 0.64

27 Cost Accounts 20 0.70

0.47 0.5

0.33 0.28

0.45 0.33

0.24

10 0.24 0.27

Transaction 0.19 0.17

0.19

0.19

0 0.0

2008Y 2009Y 2010Y 2011Y Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013

Peer Average (Transaction Accounts) CUB (Transaction Accounts) Peer Average (Cost of Funds) CUB (Cost of Funds)

Peer Group includes public banks or bank holding companies in California with total assets between $1.0-$2.0 billion

CU Bancorp Capital Ratios

Tier 1 Leverage Capital Ratio (%) Total Risk Based Capital Ratio (%)

12%

11.01% 10% 9.80%

8%

6%

5.00% 4%

2%

0%

CUNB Peer Group FDIC Well Avg. Capitalized

20%

16.63% 15% 12.47%

10.00% 10%

5%

0%

CUNB Peer Group FDIC Well Avg. Capitalized

Peer Group includes public banks or bank holding companies in California with total assets between $1.0-$2.0 billion

Shifting from Growth to High Performance

Continue realizing synergies from the merger with PCB

Continue attracting high performing bankers

Further penetrate existing footprint

Enhance efficiencies as we continue to scale

Expand non-interest income through increased SBA loan production and sales

Contact Information

For more information, please contact: Karen Schoenbaum, CFO

(818) 257-7700 kschoenbaum@cunb.com

Appendix

Reconciliation of Core Earnings to Net Income (Loss)

3Q13 2Q13 1Q13 4Q12 3Q12 2Q12 1Q12 4Q11 3Q11 2Q11 1Q11

Net Income (Loss) 2,477 2,321 2,155 1,628(932) 525 506 306 601 312 248

Add back: Provision for income tax expense (benefit) 1,239 1,515 1,366 1,166(453) 502 450 181 454 242 270

Add back: Provision for loan losses 631 1,153 134 867 521 380 781 467 194

Subtract: Gain on sale of securities, net 5 6 69 144

Subtract: Other-than-temporary impairment losses, net (65)(30)(30)(30)(130)(19)(70)(45)

Add back: Merger related expenses 43 203 2,517 190 148 198 8 24 190

Core Earnings 4,347 4,989 3,693 3,929 1,683 1,627 1,134 1,596 1,076 1,046 803